EXHIBIT 10.24

FORM OF OPTION AGREEMENT

TransDigm Group Incorporated (the “Company”), pursuant to its Stock Incentive Plan (the “Plan”), hereby grants to the Holder Options to purchase the number of shares of Stock set forth below. The Options are subject to all of the terms and conditions set forth herein as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

Holder:

Date of Grant:

Number of Shares of Stock Subject to Options:

Exercise Price per Share of Stock:	$

Expiration Date:

Type of Option:	☐ Nonqualified Stock Option
☐ Incentive Stock Option

Vesting Schedule:	Subject to the Holder’s continued employment or service through the applicable vesting date, the Options shall vest as follows:

[Insert Applicable Vesting Schedule]

Exercise of Options:	Section 5(d) of the Plan regarding methods of exercise is incorporated herein by reference and made a part hereof.

Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 15 of the Plan.

Termination of
Employment or Service:	Section 5(g) of the Plan regarding treatment of Options upon termination of the Holder’s employment or service is incorporated herein by reference and made a part hereof.

Additional Terms:	Options shall be subject to the following additional terms:

• Options shall be exercisable in whole shares of Stock only.

• Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires.

• To the extent the Options are designated Incentive Stock Options, Section 5(h) of the Plan is incorporated herein by reference and made a part hereof.

• This Option Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Company or its Affiliates.

• This Option Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS OPTION AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE OPTION AGREEMENT AND THE PLAN.

TRANSDIGM GROUP INCORPORATED	HOLDER

By:
Signature	Signature
Title:	Date:
Date:

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